Transamerica Life Insurance Company

4333 Edgewood Rd. NE

Cedar Rapids, IA 52499

June 1, 2021

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

RE:	Separate Account VA FF (the “Registrant”)

(1933 Act File No.: 333-163878) (1940 Act File No.: 811-22370)

Ladies and Gentlemen:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), the Registrant, a unit investment trust registered under the Act, recently mailed (or will mail) to its contract owners the semi-annual report for the period ended March 31, 2021 for the Vanguard Target Retirement Funds, each a series of Vanguard Chester Funds (SEC File No. 811-04098). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act. Pursuant to Rule 30e-1 under the Act, the Vanguard Target Retirement Funds’ semi-annual reports were filed, or will be filed, with the Commission via EDGAR.

To the extent necessary, these filings are incorporated by reference.

Very truly yours,

/s/ Kerry Jung
Kerry Jung
Vice President and General Counsel